As filed with the Securities and Exchange Commission on December 19, 2018

Registration No. 333-228512

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT no. 1

TO

form s-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	2834	52-1841431
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Anthony Fiorino, M.D. Ph.D.

President and Interim Chief Executive Officer

1 Bridge Plaza North, Suite 270

Fort Lee, NJ 07024

Telephone: (201) 464-2677

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John D. Hogoboom, Esq.

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, NY 10020

Telephone: (212) 262-6700

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑	Smaller reporting company ☑
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided in Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common stock, $0.0001 par value per share	123,333,333	$0.038	$4,686,666	$568.02 (3)

1)	Pursuant to Rule 416, the securities being registered hereunder include such indeterminate number of additional securities as may be issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions.

2)	Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended, using $0.038, the average of the high and low prices as reported on The OTCQB Venture Market on November 20, 2018.

3)	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-228512) is being filed solely for the purpose of amending Item 16 of Part II of the Registration Statement to file Exhibit 5.1 (Opinion of Lowenstein Sandler LLP). This Amendment No. 1 consists only of the facing page, this explanatory note and Item 16 of Part II to the Registration Statement. This Amendment No. 1 does not modify any provision of Part I of the Registration Statement by this filing and therefore it has been omitted.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) The following exhibits are filed as part of this registration statement:

Exhibit Number	Description
2.1*	Merger Agreement and Plan of Reorganization, dated as of November 7, 2012, by and among EpiCept Corporation, EpiCept Israel Ltd. and Immune Pharmaceuticals Ltd.; Amendment to Merger Agreement and Plan of Reorganization, dated as of November 27, 2012; Amendment No. 2 to Merger Agreement and Plan of Reorganization, dated as of February 11, 2013; Amendment No. 3 to Merger Agreement and Plan of Reorganization, dated as of March 14, 2013; and Amendment No. 4 to Merger Agreement and Plan of Reorganization, dated as of June 17, 2013; (incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on June 18, 2013).

2.2*	Agreement and Plan of Merger, dated as of September 6, 2005, among EpiCept Corporation, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to Maxim Pharmaceuticals Inc.’s Current Report on Form 8-K filed with the SEC on September 6, 2005).

3.1*	Third Amended and Restated Certificate of Incorporation, as amended.

3.2*	Amendment No. 1 to the Third Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed December 19, 2018).

3.3*	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

4.4*	Common Stock Purchase Warrant, dated August 23, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 29, 2013).

4.5*	Form of common stock Purchase Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 11, 2014).

4.6*	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2014).

4.7*	Form of Restated Series A Warrant and Restated Series B Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2014).

4.8*	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2014).

4.9*	Form of Warrant (July 16, 2015) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2015).

4.10*	Form of Warrant to be issued to Hercules Capital (July 2015) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

5.1**	Opinion of Lowenstein Sandler LLP.

10.1†*	Amended and Restated 2005 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 30, 2007).

10.2†*	Immune Pharmaceuticals Inc. 2013 Stock Ownership and Option Plan (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on September 2, 2014).

10.3†*	Form of incentive stock option granted under Amended and Restated 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the SEC on September 2, 2014).

10.4†*	Form of 102 capital gains stock option award agreement, granted in Israel, under Amended and Restated 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.4 to the Company’s Registration Statement on Form S-8 filed with the SEC on September 2, 2014).

10.5†*	Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on December 24, 2015).

10.6†*	Form of Stock Option Award Agreement under the Registrant’s 2015 Equity Incentive Plan (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on December 24, 2015).

10.7*	Securities Purchase Agreement dated March 10, 2014, by and among the Company and the Purchasers part thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2014).

10.8*	Services Agreement, dated as of August 6, 2013, by and between Immune Pharmaceuticals Ltd. and Melini Capital Corp (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 19, 2013).

10.9*	Option Agreement, dated as of August 10, 2013, by and between Immune Pharmaceuticals Ltd. and Melini Capital Corp (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 19, 2013).

10.10*	Research and License Agreement, dated as of April 6, 2011, by and between Immune Pharmaceuticals Ltd. and Yissum Research Development Company of The Hebrew University of Jerusalem, Ltd. (incorporated by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2014).

10.11*	First Amendment to the Research and License Agreement dated September 26, 2011, between Immune Pharmaceuticals Ltd. and Yissum Research Development Company of The Hebrew University of Jerusalem, Ltd. (incorporated by reference to Exhibit 10.29 to the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2014).

10.12*	Product Sublicense Agreement dated as of December 7, 2010, by and between Immune Pharmaceuticals Ltd., Immune Pharmaceuticals Corporation and iCo Therapeutics Incorporated (incorporated by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2014).

10.13*	Waiver and Amendment to License Agreement, dated as of April 3, 2014, by and between Immune Pharmaceuticals Inc. and Dalhousie University (incorporated by reference to Exhibit 10.35 to the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2014).

10.14*	Form of Amendment Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2014).

10.15*	Termination Agreement and General Release, dated February 28, 2015, by and between Immune Pharmaceuticals, Ltd. and Daniel G. Teper (incorporated by reference to Exhibit 10.42 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2015).

10.16*	Form of Securities Exchange Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2015).

10.17*	Stock Purchase Agreement, dated as of July 28, 2015, by and between Immune Pharmaceuticals Inc. and the investor named therein (registered direct offering) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

10.18*	Stock Purchase Agreement, dated as of July 28, 2015, by and between Immune Pharmaceuticals Inc. and the investor named therein (private placement) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

10.19*	Form of Voting Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

10.20*	Research and License Agreement, dated as of January 1, 2016, by and between BioNanoSim Ltd. and Immune Pharmaceuticals Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2016).

10.21*	Amendment No. 1 to License Option Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2016).

10.22*	Form of Note (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2016).

10.23*	Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2016).

10.24*	Form of Warrant (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2016).

10.25*	Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2016).

10.26*	Agreement dated September 15, 2016 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2016).

10.27*	Securities Purchase Agreement, dated as of April 10, 2017, by and between the Company and EMA Financial, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017).

10.28*	Convertible Note, dated as of April 10, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017).

10.29*	Common Stock Purchase Warrant dated as of April 10, 2017, by and between the Company and EMA Financial, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017).

10.30*	Research and License Agreement, dated as of June 25, 2015, by and between Yissum Research Development Company of The Hebrew University of Jerusalem, Ltd. and Immune Pharmaceuticals Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2015).

10.31*	Asset Purchase Agreement, dated as of June 15, 2017, by and between Meda Pharma Sarl, a Mylan NV Company, and Cytovia (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2017).

10.32*	Nominee Agreement, dated March 27, 2018, by and between Cytovia International LLC and Noventia Pharma SRL.

10.33*	Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K with the SEC on May 14, 2018).

10.34*	Form of Convertible Debenture (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K with the SEC on May 14, 2018).

10.35*	Termination Agreement, dated as of August 28, 2018, by and between Immune Pharmaceuticals Inc. and Elliot M. Maza (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K with the SEC on August 29, 2018).

10.36*	General Release of Claims, dated as of August 28, 2018, by and between Immune Pharmaceuticals Inc. and Elliot M. Maza (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K with the SEC on August 29, 2018).

10.37†*	Supplemental Employment Agreement, dated as of August 28, 2018, by and between Immune Pharmaceuticals Inc. and Tony Fiorino (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K with the SEC on August 29, 2018).

10.38*	Securities Purchase Agreement, dated October 9, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2018).

10.39*	Form of Senior Secured Redeemable Convertible Debenture (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2018).

10.40*	Form of Warrant (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2018).

10.41*	Form of Investor Note (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2018).

21.1*	List of Subsidiaries of Immune Pharmaceuticals Inc. (incorporated by reference to Exhibit 21.1 to the Company's Annual Report on Form 10-K filed with the SEC on April 2, 2018).

23.1*	Consent of Marcum LLP. Independent registered public accounting firm.

23.2*	Consent of BDO USA, LLP. Independent registered public accounting firm.

23.3**	Consent of Lowenstein Sandler LLP (included in its opinion which is filed as Exhibit 5.1).

24.1*	Powers of Attorney (included on signature page of the Registration Statement)

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

(b)	Financial Statement Schedules.

No financial statement schedules have been provided because the information is not required or is shown either in the financial statements or the notes thereto.

*	Previously filed.
**	Filed herewith.
†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Lee, State of New Jersey, on December 19, 2018.

IMMUNE PHARMACEUTICALS INC.

By:	/s/ Anthony Fiorino
Anthony Fiorino, M.D. Ph.D.
Interim Chirman, President and Interim Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated:

Signature	Title	Date

/s/Anthony Fiorino	Interim Chief Executive Officer and Director	December 19, 2018
Anthony Fiorino, M.D. Ph.D.	(Principal Executive and Financial Officer)

/s/John P. Clark	Controller	December 19, 2018
John P. Clark	(Principal Accounting Officer)

*	Director	December 19, 2018
Daniel Kazado

*	Director	December 19, 2018
John A. Neczesny

*	Director	December 19, 2018
Jeffrey Paley

*By:	/s/ Anthony Fiorino
Anthony Fiorino, M.D., Ph.D. Attorney-in-Fact